EXECUTION VERSION

EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”), dated as of January 3, 2025, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A. The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 8, 2021 (the “Third Amendment”), by a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2022 (the “Fourth Amendment”), by a Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2023 (the “Fifth Amendment”), by a Waiver and Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 27, 2024 (the “Sixth Amendment”), and by a Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 3, 2024 (the “Seventh Amendment”) and collectively with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B. The parties are entering into this Eighth Amendment by which the Lenders will defer certain required principal payments, and make certain other changes to the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. Any and all initially capitalized terms used in this Eighth Amendment without definition (including, without limitation, in the recitals to this Eighth Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

2. Deferral; Amendments to Credit Agreement. As a one-time accommodation, the parties agree that the required $500,000 monthly principal payments due on January 6, 2025 and February 5, 2025, as set forth in Section 4.4 of the Sixth Amendment, are deferred (the “2025 Deferred Principal Payments”) until the earlier of (i) February 25, 2025 or (ii) the date falling five (5) Business Days after the sale of the International Properties (the “2025 Deferral Payment Date”). The 2025 Deferred Principal Payments shall be due and payable on the 2025 Deferral Payment Date.

In consideration of the Lenders agreeing to defer the 2025 Deferred Principal Payments until the 2025 Deferral Payment Date, the Borrower Group agrees, notwithstanding anything to the contrary in the Credit Agreement, by not later than the 2025 Deferral Payment Date, to make: (i) the required $500,000 monthly

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principal payment due on March 5, 2025, as set forth in Section 4.4 of the Sixth Amendment; plus (ii) an additional principal payment on the Loan in the amount of $4,550,000.00 (the “Additional Principal Payment”); provided,  however, that if and only if the Borrower Group pays the Lenders the Additional International Sales Proceeds by no later than February 25, 2025, the Borrower Group shall receive a dollar- for-dollar  credit from such  payment  toward the Additional  Principal  Payment  up to the amount  of

$4,550,000.00. If the Borrower Group does not pay the Additional International Sales Proceeds to the Lenders by February 25, 2025, the Borrower Group shall not be entitled to any such credit, the Additional Principal Payment shall remain due and payable as of February 25, 2025, and the Borrower Group’s obligation to pay the Additional International Sale Proceeds thereafter shall remain in full force and effect. The Additional Principal Payment shall be applied to the Loan’s principal balance, in inverse order of maturity.

Commencing on April 4, 2025, Borrower shall immediately and automatically (without further notice or demand from Lenders) resume all scheduled principal payments under the Credit Agreement and/or any other Loan Document (as and when required thereunder) subject, in all events, to the specific amendments expressly set forth herein. Nothing herein shall amend or modify the required mandatory pre-payments required by the Credit Agreement upon the sale of the Reading Sale Properties (except with respect to the sale of the International Properties as expressly set forth herein).

3. General Release. From and after the effective date of this Eighth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542. The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Eighth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

4. Conditions Precedent. This Eighth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:

4.1This Eighth Amendment. The Administrative Agent shall have received this Eighth Amendment duly executed by the Borrower, the Guarantors, and each of the Lenders, as applicable;

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4.2Officer’s Certificates. Administrative Agent shall have received officer’s certificates and resolutions authorizing this Eighth Amendment;

4.3Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders, provided that Lenders shall not require updated certified articles of organization, so long as the Officer’s Certificates described above include a certification that there have been no changes to the articles of organization since the closing of the Seventh Amendment; and

5. Reaffirmation and Ratification. The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement (to the extent it is a party) and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect. The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

6. Acknowledgements. The Loan Parties acknowledge and agree that as of the effective date of this Eighth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii) the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

7. Representations and Warranties. Each of the Loan Parties hereby confirms that all representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (to the extent it is a party to the Credit Agreement or in the case of Reading International, Inc., all of the representations and warranties in its Continuing and Unconditional Guaranty dated March 27, 2024), as applicable, continue to be true and correct in all material respects after giving effect to this Eighth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances, occurrences or conditions arising from the COVID-19 pandemic.

8. Events of Default. After giving effect to this Eighth Amendment, no Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

9. Integration. This Eighth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Eighth Amendment.

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10. Counterparts. This Eighth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

11. Governing Law. This Eighth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS
LLC, a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTERS LLC,
a Delaware limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING CINEMAS NJ, INC.,
a Delaware corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

CONSOLIDATED CINEMA SERVICES, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING MURRIETA THEATER, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KAAHUMANU CINEMAS, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING CONSOLIDATING HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KMA CINEMAS, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

CARMEL THEATRES, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING FOOD SERVICES, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING INTERNATlONAL, INC.,
a Nevada corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ G. Christopher Miller
Name:	G. Christopher Miller
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ G. Christopher Miller
Name:	G. Christopher Miller
Title:	Senior Vice President

BANK OF HAWAII,
as a Lender

By:	/s/ Merleen Lee
Merleen Lee
Vice President